                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                      CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                      TRUST ACCOUNT #3334018-0
                                      REMITTANCE DATE:  12/15/95

                                                       Total $         Per $1,000
                                                        Amount          Original
                                                   --------------      -----------
Class A Certificates
(1)  Amount available (including Monthly
     Servicing Fee)                                 $6,913,067.50

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                        146,778.34      3.12294340
          b. Class A-2 Interest                        397,800.00      6.50000000
          c. Class A-3 Interest                        265,000.00      6.62500000
          d. Class A-4 Interest                        328,000.00      6.83333333
          e. Class A-5 Remittance Rate
             (8.40%, unless Weighted Average
             Contract Rate is below 8.40%)                  8.40%
          f. Class A-5 Interest                        357,000.00      7.00000000
          g. Class A-6 Remittance Rate
             (8.70%, unless Weighted Average
             Contract Rate is below 8.70%)                  8.70%
          h. Class A-6 Interest                        429,113.00      7.25000000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                        .00             .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                        .00             .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                     3,616,577.71             N/A
          a. Scheduled Principal                       593,892.41             N/A
          b. Principal Prepayments                   2,609,100.83             N/A
          c. Liquidated Contracts                      413,584.47             N/A
          d. Repurchases                                      .00             N/A

     (6)  Pool Scheduled Principal
           Balance                                 352,017,590.28    930.42701247
    (6a)  Pool Factor                                   .93042701

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 2


                       CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                       TRUST ACCOUNT #3334018-0
                       REMITTANCE DATE:  12/15/95

                                            Total $       Per $1,000
                                             Amount         Original
                                          ------------    ------------
     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)      89.35%

     (9) Class A Percentage for the following
         Remittance Date                        89.24%

    (10) Class A Principal Distribution:
         a. Class A-1                     3,616,577.71        76.94846191
         b. Class A-2                              .00                .00
         c. Class A-3                              .00                .00
         d. Class A-4                              .00                .00
         e. Class A-5                              .00                .00
         f. Class A-6

    (11) Class A-1 Principal Balance     20,677,768.28       439.95251660
   (11a) Class A-1 Pool Factor               .43995252

    (12) Class A-2 Principal Balance     61,200,000.00       1000.0000000
   (12a) Class A-2 Pool Factor              1.00000000

    (13) Class A-3 Principal Balance     40,000,000.00       1000.0000000
   (13a) Class A-3 Pool Factor              1.00000000

    (14) Class A-4 Principal Balance     48,000,000.00       1000.0000000
   (14a) Class A-4 Pool Factor              1.00000000

    (15) Class A-5 Principal Balance     51,000,000.00       1000.0000000
   (15a) Class A-5 Pool Factor              1.00000000

    (16) Class A-6 Principal Balance     59,188,000.00       1000.0000000
   (16a) Class A-6 Pool Factor              1.00000000

    (17) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                      .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 3

                                 CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                 TRUST ACCOUNT #3334018-0
                                 REMITTANCE DATE:  12/15/95

                                                  Total $           Per $1,000
                                                  Amount             Original
                                              --------------      -------------

C. Aggregate Scheduled Balances and Number of
   Delinquent Contracts as of Determination Date

  (18)  31-59 days                             4,874,283.85            160

  (19)  60 days or more                        5,607,790.38            173

  (20)  Current Month Repossessions              843,021.12             35

  (21)  Repossession Inventory                 2,403,846.28             91

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

(22) Average Sixty-Day Delinquency Ratio Test

    (a) Sixty-Day Delinquency Ratio for current
        Remittance Date                                              1.58%

    (b) Average Sixty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 4%)                                   1.37%

(23) Average Thirty-Day Delinquency Ratio Test

    (a) Thirty-Day Delinquency Ratio for current
        Remittance Date                                              1.37%

    (b) Average Thirty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 6%)                                   1.33%

(24) Cumulative Realized Losses Test

    (a) Cumulative Realized Losses for the current Remittance
        Date (as a percentage of Cut-off Date Pool Principal
        Balance; may not exceed 7% from March 1, 2000 to
        February 29, 2000, 9% from March 1, 2001 to
        February 29, 2001 and 10% thereafter)                         .06%

(25) Current Realized Losses Test

    (a) Current Realized Losses for current Remittance
        Date                                                     84,865.41

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 4

                                  CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                  TRUST ACCOUNT #3334018-0
                                  REMITTANCE DATE:  12/15/95


     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for
         current Remittance Date; may not exceed 2.50%)                    .21%



(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 17.5%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,566,796.00                                               10.54%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS M-1 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995
                                     Page 5


                                              CUSIP#'S   393505-FH0
                                              TRUST ACCOUNT #3334018-0
                                              REMITTANCE DATE: 12/15/95


                                                  Total  $         Per $1,000
                                                   Amount           Original
                                               --------------      -----------
CLASS M1 CERTIFICATES
(27) Amount available (including Monthly
     Servicing Fee)                              1,372,798.45

A.   Interest
(28) Aggregate interest

     (a) Class M-1 Remittance Rate
         (9.05%, unless Weighted Average
         Contract Rate is below 9.05%)                  9.05%

     (b) Class M-1 Interest                        257,035.08      7.54166657

(29) Amount applied to:
     a. Unpaid Class M-1 Interest Shortfall               .00               0

(30) Remaining:
     a. Unpaid Class M-1 Interest Shortfall               .00               0

B.   Principal
(31) Formula Principal Distribution Amount
     a. Scheduled Principal                               .00             N/A
     b. Principal Prepayments                             .00             N/A
     c. Liquidated Contracts                              .00             N/A
     d. Repurchases                                       .00             N/A

(32)  Class M-1 Principal Balance               34,082,000.00   1000.00000000
(32a) Class M-1 Pool Factor                        1.00000000

(33) Class M-1 Percentage after prior
     Remittance Date                                      .00

(34) Class M-1 Percentage for such Remittance
     Dated                                                .00

(35) Class M-1 Percentage for the following
     Remittance Date                                      .00

(36) Class M-1 Principal Distribution:
     a. Class M-1                                         .00      0.00000000

(37) Unpaid Class M-1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                                CUSIP#'S   393505-FJ6, FK3
                                                REMITTANCE DATE: 12/15/95

                                                       Total $                     Per $1,000
                                                       Amount                       Original
                                                    -------------                 ------------
Class B1 Certificates
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including
     Monthly Servicing Fee)                           1,115,763.37

(2)  Class B-1 Remittance Rate (9.00% unless
     Weighted Average Contract Rate is
     below 9.00%)                                            9.00%

(3)  Aggregate Class B1 Interest                        113,610.00                7.50000000

(4)  Amount applied to Unpaid Class
     BI Interest Shortfall                                     .00                       .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                        .00                       .00

(6)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                  .00

(7)  Class B Percentage for such Remittance Date
     (until Class B Cross-over Date, and on each
     Remittance Date thereafter unless each Class
     B Principal Distribution Test is satisfied,
     equals zero.  Thereafter, if each Class B
     Principal Distribution Test is satisfied,
     equals 100% minus Class A Percentage)                     .00

(7a) Class B Percentage for the following
     Remittance Date                                           .00

(8)  Class B1 Principal (Class B Percentage of
     Formula Principal Distribution Amount)                    .00

(9a) Class B1 Principal Shortfall                              .00

(9b) Unpaid Class B1 Principal Shortfall                       .00

(10) Class B Principal Balance                       37,869,822.00

(11) Class B1 Principal Balance                      15,148,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 2

                                                 CUSIP#'S    393505-FJ6, FK3
                                                 REMITTANCE DATE: 12/15/95

                                                          Total $                Per $1,000
                                                          Amount                  Original
                                                      -------------            -------------
Class B2 and C Certificates
---------------------------
(12) Remaining Amount Available                        1,002,153.37

(13) Class B-2 Remittance Rate (9.20%
     unless Weighted Average Contract
     Rate is less than 9.20%)                                 9.20%

(14) Aggregate Class B2 Interest                         174,200.64             7.66666687

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                      .00                    .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                         .00                    .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                   .00

(18) Class B2 Principal Liquidation Loss Amount                 .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                  .00

(20) Guarantee Payment                                          .00

(21) Class B2 Principal Balance                       22,721,822.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     and Class B1 and B2 Distribution Amount;
     if the Company is the Servicer)                     148,180.90

(23) 3% Guarantee Fee                                    679,771.83

(24) Class C Residual Payment                                  0.00

(25) Repossessed Contracts                               843,021.12

(26) Repossessed Contracts Remaining
     in Inventory                                      2,403,846.28

(27) Weighted Average Contract Rate                        11.85176

                                      GTFC
                                     1995-1
                                 November, 1995
                              Defaulted Contracts


                                                   Estimated
                                      Repurchase    Loss at
  Account#     Principal   Interest     Amount     Sale Date
------------  -----------  ---------  -----------  ----------

18314749         6,822.58      48.49     6,871.07    2,312.66
24309815        29,117.61     206.97    29,324.58      862.37
34307366        31,336.39     222.74    31,559.13    4,840.43
35313265         7,915.68      56.26     7,971.94    1,392.64
52308770        10,054.78      71.47    10,126.25    5,369.18
52308771        20,864.86     148.31    21,013.17    5,634.29
57313800        24,809.35     176.35    24,985.70    1,891.44
57413697        44,548.06     316.66    44,864.72    7,136.90
74317476        41,846.68     297.46    42,144.14   13,737.05
74317518        17,099.06     121.54    17,220.60    5,876.24
75323255         8,046.18      57.19     8,103.37    5,004.25
77322160        30,299.61     215.37    30,514.98    5,109.66
78300271        28,799.58     204.71    29,004.29    7,976.21
85315179        32,800.64     233.15    33,033.79   11,150.69
85315296        44,570.52     316.82    44,887.34      217.00
92301516        12,171.53      86.51    12,258.04    6,721.89
95323206        22,481.36     159.80    22,641.16         .00
              -----------  ---------  -----------  ----------
TOTALS:       $413,584.47  $2,939.80  $416,524.27  $85,232.90
              ===========  =========  ===========  ==========
